Chad E. Fickett

Assistant General Counsel

720 East Wisconsin Avenue

Milwaukee, WI 53202-4797

414.665.1209 Office

414.625.1209 Fax

chadfickett@northwesternmutual.com

September 5, 2008

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Northwestern Mutual Variable Life Account I
EDGAR CIK No. 0000742277; File No. 811-3989
Northwestern Mutual Variable Life Account II
EDGAR CIK No. 0001359314; File No. 811-21933

Dear Sir or Madam:

On behalf of Northwestern Mutual Life Insurance Company and Northwestern Mutual Variable Life Account and Northwestern Mutual Life Account II (“Registrants” or the “Accounts”) we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ semi-annual report for the period ending June 30, 2008 has been transmitted to policy owners as required by Rule 30e-2 under the 1940 Act.

The following semi-annual reports were filed with the Commission via EDGAR on the date indicated below and are incorporated herein by reference:

Underlying Investment Company	CIK No.	Date Filed	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	8/28/2008	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	8/25/2008	811-07205
Russell Investment Funds	0000824036	9/3/2008	811-05371

Some of the investment companies above (or series thereof) may not be available under every policy offered by a Registrant.

This filing will also include any other materials required to be filed, if any.

Please direct any questions or comments regarding this filing to the undersigned at 414-665-1209.

Sincerely,

/s/ Chad E. Fickett
Chad E. Fickett
Assistant General Counsel

The Northwestern Mutual Life Insurance Company

VariableLife

June 30, 2008

Semi-Annual Reports

Northwestern Mutual Variable Life Account

Northwestern Mutual Variable Life Account II

Optimized to contain one or more of the following.*

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio

Russell Investment Funds

**See table of contents for more information and a list of Prospectus supplements included herein.*

Northwestern Mutual®

90-1899 (0786) (REV 0708)

Contents

Northwestern Mutual Series Fund, Inc. - Semi-Annual Report

Fidelity® VIP Mid Cap Portfolio - Semi-Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Russell Investment Funds - Semi-Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Prospectus Supplements

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

Northwestern Mutual®

P.O. Box 3095
Milwaukee, WI 53201-3095

This booklet contains information about the Northwestern Mutual variable insurance product and the mutual funds identified on the front cover. The mutual funds correspond with the investment divisions available under the variable insurance product ("Product"). **The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus and the mutual fund prospectuses, which contain detailed information about mutual fund investment objectives and operations, and applicable fees, expenses and sales charges. Prospectuses may be obtained by calling the telephone number or visiting the website address listed below. You should read and carefully consider this information before you invest or send money.** The mutual fund reports are prepared from the books and records of the funds. Discussions of investment performance in the reports represent the views of the funds' portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

The Northwestern Mutual Life Insurance Company (Northwestern Mutual), 1-866-424-2609, www.northwesternmutual.com

Product Distributor: **Northwestern Mutual Investment Services, LLC (NMIS)**, Suite 600, 611 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member FINRA and SIPC

The Northwestern Mutual
Life Insurance Company • Milwaukee,WI
www.northwesternmutual.com

90-1899 (0786) (REV 0708)